November 1, 2004

Dreyfus Premier Short-Intermediate Municipal Bond Fund Supplement to the Current Statement of Additional Information Dated August 1, 2004

     The following information supersedes any contrary information contained in the section of the Fund’s Statement of Additional Information entitled “How to Buy Shares”.

Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder’s Fund account on that day. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder’s Fund account on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares—Dreyfus TeleTransfer Privilege.”